WARRANTY DEED


STATE DEED TAX DUE HEREON:  $________________

Date:  March 15, 2002

       FOR VALUABLE CONSIDERATION, Hillcrest Development, a limited partnership under the laws of the State of Minnesota, Grantor, hereby conveys and warrants to Techne Corporation, a corporation under the laws of the State of Minnesota, Grantee, real property in Hennepin County, Minnesota, described as follows:

See Exhibit A attached hereto and incorporated herein by reference.

Seller certifies that Seller does not know of any wells on the subject property.

Together with all hereditaments and appurtenances belonging thereto, subject to the exceptions set forth in Exhibit B attached hereto and incorporated herein by reference.

                                       HILLCREST DEVELOPMENT


                                       /s/ Scott M. Tankenoff
                                       ------------------------
                                       By Scott M. Tankenoff, general partner






STATE OF MINNESOTA   )
                     )ss.
COUNTY OF HENNEPIN   )

     The foregoing instrument was acknowledged before me this 15th day of March, 2002, by Scott M. Tankenoff, the general partner of Hillcrest Development, a Minnesota limited partnership, on behalf of the limited partnership.

                                           /s/ James L. Erickson
                                           ----------------------
                                           Notary Public
                                           Tax Statements for the real
                                           property described in this
                                           instrument should be sent to
                                           (Include name and address of
                                           Grantee):
THIS INSTRUMENT DRAFTED BY:
Maslon Edelman Borman & Brand, LLP (KBB)   Techne Corporation
3300 Wells Fargo Center                    614 McKinley Place NE
90 South Seventh Street                    Minneapolis, MN  55413
Minneapolis, MN  55402-2534
(612)672-8200



                            EXHIBIT A

                        LEGAL DESCRIPTION


Parcel A:

Lot 1, Block 1, Dannys Addition, Hennepin County, Minnesota.


Parcel B:

Lot 18, Auditor's Subdivision Number 268, Hennepin County, Minnesota, together with the appurtenant easements contained in Document No. 1178824, and together with that portion of vacated Cleveland Street Northeast which accrued thereto by reason of the vacation thereof.


Parcel C:

Lot 26, Auditor's Subdivision Number 268, Hennepin County, Minnesota.


Parcel D:

That part of Lot 33, Auditor's Subdivision Number 268, Hennepin County, Minnesota, described as follows: Beginning at a point in the North line of Block 12, "Minneapolis Industrial District", which point is 815.96 feet West of the Northeast corner of said Block 12; thence South parallel with the Southwest line of said Lot 33 a distance of 368.03 feet; thence Southwesterly on a line which is perpendicular to the Southwest line of Said Lot 33 to said Southwesterly line of Lot 33; thence Northwesterly on the Southwesterly line of said lot 33 to the North line of Block 12; thence Easterly on the North line of Block 12 to point of beginning.



                         EXHIBIT B

                     PERMITTED ENCUMBRANCES


1.  	Temporary, non-exclusive, parking easement for the benefit of Lots 8, 9,
16, and 17, Auditor's Subdivision Number 258, as contained in Declaration of Easement Agreement dated July 1, 1999, filed July 9, 1999, as Document
No. 3179238.  Said Easement expires January 15, 2003.
(As to Parcel A)

2. Reservation of utility rights of Northern States Power Company in vacated Cleveland Street as described in Resolution 99-R-185, a certified copy of which was filed June 29, 1999, as Document No. 3174847.
(As to Parcel B)

3. Unrecorded Conditional Right of First Opportunity to lease up to 15,000 contiguous square feet of rentable space on the first floor of the building located on Parcel B in favor of Ucare Minnesota, a Minnesota non-profit corporation, contained in an unrecorded lease dated April 14, 1999, by and between Hillcrest Development, a Minnesota limited partnership, as Landlord, and Ucare Minnesota, a Minnesota non-profit corporation, as Tenant, as evidenced of record by Memorandum of Conditional Right of First Opportunity dated June 22, 1999, filed June
29, 1999, as Document No. 3175099 and as amended dated _________, 2002, filed____________, 2002 as Document No._________
(As to Parcel B)

4. Reservation of minerals and mineral rights by the State of Minnesota as shown by memorial on Certificate of Title No. 861446.
(As to Parcel C)

5. Covenants for the benefit of The Burlington Northern and Santa Fe Railway Company as contained in Quit Claim Deed dated December 15, 1998, filed February 25, 1999, as Document No. 7047446 in the office of the Hennepin County Recorder.
(As to Parcel A)

6. Matters that could be disclosed by a survey, if any.

7. Easement for Ingress and Egress dated March 15, 2002 executed by and between Hillcrest Development and Techne Corporation over a portion of vacated Cleveland Street.

8. Easement for the maintenance, use and operation of railroad trackage in favor of MT Properties, Inc., as contained in Quit Claim Deed dated November 6, 2001, filed _______________, as Document No. _________.
(As to Parcel D)